SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2005

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     000-25032                    25-1724540
----------------------------       --------------            -------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania           15017
                -------------------------------------------------- -------------
               (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/   /     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
/   /     Soliciting material pursuant to Rule 14a-12 under the   Exchange   Act
          (17   CFR   240.14a-12)
/   /     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))
/   /     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.        Other Events.

     On October 24, 2005, Universal Stainless and Alloy Products, Inc. issued a press release regarding a new collective bargaining agreement with union employees at its facility in Titusville, Pennsylvania. A copy of the press release is attached hereto.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                           By:       /s/ Richard M. Ubinger
                                     -------------------------------------------
                                     Vice President of Finance,
                                     Chief Financial Officer and Treasurer

Dated:  October 24, 2005


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                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                 CONTACTS: Richard M. Ubinger
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer
                                           (412) 257-7606
FOR IMMEDIATE RELEASE
                                           Comm-Partners LLC
                                           June Filingeri
                                           (203) 972-0186


                   UNIVERSAL STAINLESS REACHES LABOR AGREEMENT
                            WITH TITUSVILLE EMPLOYEES

         BRIDGEVILLE, PA, October 24, 2005 - Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) announced today that it has reached a new five-year collective bargaining agreement with the employees at its Titusville, PA facility represented by Local 7312-03 of the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO CLC. The employees had commenced a work stoppage upon the expiration of the prior agreement on September 30, 2005.

         Mac McAninch, President and Chief Executive Officer, commented: "We believe the new contract is beneficial to our employees and is in the best interests of our customers and shareholders. The new contract maintains the flexible work rule terms and profit sharing incentives contained in the prior agreements. We will be in full production mode effective today."

ABOUT UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

         Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to rerollers, forgers, service centers, original equipment manufacturers and wire redrawers.



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FORWARD-LOOKING INFORMATION SAFE HARBOR

EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS IN THIS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE THE COMPANY'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THOSE RISKS INCLUDE, AMONG OTHERS, RISKS ASSOCIATED WITH THE RECEIPT, PRICING AND TIMING OF FUTURE CUSTOMER ORDERS, RISKS ASSOCIATED WITH SIGNIFICANT FLUCTUATIONS THAT MAY OCCUR IN RAW MATERIAL AND ENERGY PRICES, RISKS ASSOCIATED WITH THE MANUFACTURING PROCESS AND PRODUCTION YIELDS, RISKS RELATED TO PROPERTY, PLANT AND EQUIPMENT AND RISKS RELATED TO THE ULTIMATE OUTCOME OF THE COMPANY'S CURRENT AND FUTURE LITIGATION AND REGULATORY MATTERS. CERTAIN OF THESE RISKS AND OTHER RISKS ARE DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) OVER THE LAST 12
MONTHS, COPIES OF WHICH ARE AVAILABLE FROM THE SEC OR MAY BE OBTAINED UPON REQUEST FROM THE COMPANY.
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